October 1, 2025

Summary Prospectus
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iShares Large Cap 10% Target Buffer Sep ETF | STEN | Cboe BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated September 16, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.iShares.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® LARGE CAP 10%
TARGET BUFFER SEP ETF
Ticker: STENStock Exchange: Cboe BZX
As described in this prospectus, the iShares Large Cap 10% Target Buffer Sep ETF (the “Fund”) seeks to provide the following pre-determined outcomes (the “Outcomes”) for an investment that is held for an entire Outcome Period: (1) exposure to the share price return of the Underlying Fund up to the Approximate Cap, and (2) downside protection against approximately the first 10% of Underlying Fund losses through an Approximate Buffer. Please see below for the definitions of key terms.
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Underlying Fund: iShares Core S&P 500 ETF
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Underlying Fund’s Index: S&P 500 Index
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Outcome Period: October 1 through September 30
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Approximate Cap: The approximate upside limit on the share price return of the Underlying Fund during the Outcome Period, which will reset at the start of each Outcome Period
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Approximate Buffer: The downside protection, as sought by the Fund, for approximately 10% of Underlying Fund losses if the Fund is held for the entire Outcome Period
The Fund has characteristics unlike those of many investment products and may not be appropriate for all investors. The Outcomes sought by the Fund’s strategy are not guaranteed.
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The Approximate Cap and the Approximate Buffer may not operate as anticipated, and investors may lose some or all their money.
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The Outcomes apply only to shares that are held for an entire Outcome Period.
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An investor who buys Fund shares after the start of an Outcome Period or sells Fund shares before the end of an Outcome Period may not fully realize the Approximate Cap or the Approximate Buffer and may be exposed to greater risk of loss.
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The Approximate Buffer is provided prior to taking into account any fees or expenses charged to the Fund or shareholder transaction fees. These fees and any expenses will reduce the Approximate Buffer amount for Fund shareholders for an Outcome Period.
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The Approximate Cap will likely change for each Outcome Period and will be announced at the start of each Outcome Period.
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Visit the Fund’s page on www.iShares.com for information about the start date and end date of the current Outcome Period, the Approximate Cap for the current Outcome Period and the potential outcomes of an investment in the Fund, including the remaining Approximate Cap and remaining Approximate Buffer.
Investment Objective
The Fund seeks to track the share price return of the iShares Core S&P 500 ETF (the “Underlying Fund”) up to an approximate upside limit, while seeking to provide downside protection against approximately the first 10% of Underlying Fund losses over an approximate 12-month period beginning at the end of each September.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the Fund's total return but is not included in the Fund's ratio of expenses to average net assets. Both figures are shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through November 30, 2030. The contractual waiver may be terminated prior to November 30, 2030 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2],[3]	Acquired Fund Fees and Expenses [3]	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.50%	None	0.00%	0.03%	0.53%	(0.03)%	0.50%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
2
The amount rounded to 0.00%.
3
Based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$51	$160
Portfolio Turnover. The Fund or the Underlying Fund may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. Because the Fund is new, there is no reportable turnover.
Principal Investment Strategies
The Fund seeks to provide certain pre-determined Outcomes based on the performance of the Underlying Fund for investors who hold Fund shares over a 12-month period (the “Outcome Period”). The Outcomes sought by the Fund are:
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The share price return of the Underlying Fund capped at an approximate upside limit (the “Approximate Cap”), and
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Protection against approximately the first 10% of the Underlying Fund’s losses (the “Approximate Buffer”) over each Outcome Period.
The Outcomes are intended to be realized only by investors who hold Fund shares at the outset of the Outcome Period and continue to hold the shares through the end of the Outcome Period. Specifically, in order to hold Fund shares for the entirety of an Outcome Period, an investor must buy or continue holding shares at the close on the last trading day of the prior Outcome Period and sell or continue holding the shares at the close on the last trading day of the current Outcome Period.
If investors buy Fund shares after the start of the Outcome Period or sell Fund shares before the Outcome Period concludes, they may experience returns that differ significantly from the Outcomes. These include experiencing little or no gains related to the Underlying Fund and little or no protection against losses of the Underlying Fund. Investors may lose their entire investment, and an investment in the Fund is appropriate only for investors willing to bear those losses.
The Fund will be offered indefinitely and is not intended to terminate after one or more Outcome Periods.
The Current Outcome Period
The current Outcome Period starts on October 1 and ends on September 30. For the current Outcome Period, the Approximate Cap is 17.63% before taking into account any fees or expenses charged to, or transaction costs incurred by, the Fund or Underlying Fund. When the Fund’s annualized management fee of 0.50% of its average daily net assets is taken into account, the Approximate Cap for the current Outcome Period is reduced to 17.13%. The returns that the Fund seeks to provide do not take into account the costs associated with buying shares of the Underlying Fund and any other expenses incurred by the Fund. Please visit the Fund’s page on www.iShares.com for more information about the potential outcomes of an investment in the Fund during the current Outcome Period, including the remaining Approximate Cap.
The Underlying Fund
The Underlying Fund is the iShares Core S&P 500 ETF (Ticker: IVV). It is an exchange-traded fund (“ETF”) that seeks to track the investment results of the S&P 500 Index (the “Underlying Fund’s Index”), which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices, LLC. The securities in the Underlying Fund’s Index represent a broad range of industries and are weighted based on the float-adjusted market value of their outstanding shares. The components of the Underlying Fund’s Index are likely to change over time. BFA is the investment adviser to the Underlying Fund and receives a management fee from the Underlying Fund.

BFA manages the Underlying Fund using a “representative sampling” indexing strategy. This involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Underlying Fund may or may not hold all of the securities in the Underlying Fund’s Index, which may cause the performance of the Underlying Fund to diverge from that of the Underlying Fund’s Index and produce “tracking error”. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions.
The prospectus and other reports of the Underlying Fund are available at www.sec.gov and www.iShares.com. Shares of the Underlying Fund are listed on NYSE Arca, Inc.
The Fund’s Use of Options
The Fund principally buys shares of the Underlying Fund and customized put options thereon and sells call options that reference the Underlying Fund. The options in which the Fund transacts (typically, equity or index exchange-traded options contracts) are referred to generally as Flexible Exchange Options (“FLEX Options”). The Fund may transact in other exchange-traded options that reference the price performance of the Underlying Fund, the Underlying Fund’s Index, or other ETFs that track the Underlying Fund’s Index.
An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right but not the obligation to buy (in the case of a call option) or sell (in the case of a put option) a particular financial instrument at a specified future date for an agreed-upon price, commonly known as the “strike price”. If the Fund buys a call option, it pays a premium and receives the right, but not the obligation, to purchase shares of the Underlying Fund or other reference asset at a strike price by or on the expiration date. When the Fund buys a put option, it pays a premium and receives the right, but not the obligation, to sell shares of the Underlying Fund or other reference asset at a strike price by or on the expiration date. When the Fund writes (sells) a call option, it receives a premium and gives the purchaser of the option the right to purchase from the Fund shares of the Underlying Fund or other reference asset at a strike price by or on the expiration date. If the Fund writes (sells) a put option, it receives a premium and gives the purchaser of the option the right to sell to the Fund shares of the Underlying Fund or other reference asset at a strike price by or on expiration date.
FLEX Options provide the ability to customize key option contract terms such as strike price, style and expiration date. The options in which the Fund invests are European style, meaning they are exercisable at the strike price only on the expiration date. The Fund typically trades options that expire at or around the end of each Outcome Period.
As an in-the-money option held by the Fund approaches its expiration date, its value typically will increasingly move with the value of its reference asset, such as the Underlying Fund. However, the value of the options may change because of factors other than the value of the reference asset, including interest rate changes, dividends, the actual and perceived volatility of the reference asset, the remaining time until the options expire, limitations established by options exchanges, and trading conditions in the options market, among others. Due to these factors, the value of the options typically does not increase or decrease at the same rate as the Underlying Fund’s share price on a day-to-day basis. As a result, the Fund’s net asset value per share (“NAV”) may not increase or decrease at the same rate as the Underlying Fund’s share price.
Options positions are marked to market daily by the Fund. The value of the options traded by the Fund is determined based upon market quotations or other recognized pricing methods. The options traded by the Fund are listed on an exchange, including the Chicago Board Options Exchange. The options are guaranteed for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees the performance by counterparties to certain derivatives contracts. The OCC may make adjustments to FLEX Options for certain significant events.
Outcomes Targeted by the Fund
For each Outcome Period, the Fund obtains exposure to the share price return of the Underlying Fund by holding shares of the Underlying Fund and futures that reference the price performance of the Underlying Fund’s Index. The Approximate Buffer and Approximate Cap are typically created by trading a combination of put and call options, as described below, at the close of the last trading day of the prior Outcome Period.
Approximate Buffer. The Fund creates the Approximate Buffer by (1) buying a put option with a strike price that is approximately at-the-money relative to the Underlying Fund’s share price and (2) selling a put option with a strike price at approximately 90% of the Underlying Fund’s share price. The Approximate Buffer is against approximately the first 10% of the Underlying Fund’s losses for the applicable Outcome Period; however, there is no guarantee that the Approximate Buffer will succeed in providing the intended protection. The Approximate Buffer is provided prior to taking into account any fees or expenses charged to the Fund. These fees and any expenses will reduce the Approximate Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee of 0.50% of the Fund’s daily net assets is taken into account, the net Approximate Buffer for the Outcome Period is 9.50%.
Approximate Cap. The Fund creates the Approximate Cap by selling a call option with a higher strike price relative to the Underlying Fund’s share price (the “Cap Option”). The Cap Option’s higher strike price prevents the Fund from realizing the benefit of any increase in the Underlying Fund’s share price above that strike price. The Approximate Cap for each Outcome Period is based on the strike price of the Cap Option for that Outcome Period. The strike price of the Cap Option depends on the market conditions when the option is sold and likely will be different for each Outcome Period, resulting in a different Approximate Cap for each Outcome Period. The Fund uses the premium collected from selling the Cap Option and the expected dividend distributions from the Underlying Fund to cover the premium that it pays to buy the options that create the Approximate Buffer.

The Fund’s Approximate Buffer and Approximate Cap (net of the management fee) for the current Outcome Period, along with the Fund’s current position relative to the Outcomes, are available and updated daily on the Fund’s page on www.iShares.com.
Approximately one week prior to the end of each Outcome Period, the Fund expects to file a prospectus supplement that discloses an estimated range (as estimated by BFA) for the Approximate Cap for the Fund's next Outcome Period. On the last trading day of each Outcome Period, the Fund will trade a new set of options to create the Approximate Buffer and Approximate Cap for the next Outcome Period. After the close of business on the last trading day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s Approximate Cap (gross and net of its management fee) for the next Outcome Period.
Outcome Period
The Outcomes for an Outcome Period apply only to Fund shares that are held over the entire Outcome Period. An investor who purchases Fund shares after the beginning of an Outcome Period or who sells Fund shares before the end of an Outcome Period may not fully realize the Outcomes for the Outcome Period and may be exposed to greater risk of loss and less potential gain. This is because, while the Outcomes are fixed levels that are calculated in relation to the Underlying Fund’s price and the Fund’s NAV at the start of each Outcome Period and generally remain constant throughout the Outcome Period, an investor who transacts in Fund shares during the Outcome Period will likely do so at a price that is different from the Fund’s NAV at the start of the Outcome Period.
For example, if an investor purchases Fund shares during an Outcome Period at a time when the Underlying Fund’s share price has increased from its price at the beginning of the Outcome Period, the investor’s upside limit may be lower than the Approximate Cap and the investor may experience losses prior to reaching the downside protection offered by the Approximate Buffer. Conversely, if an investor purchases Fund shares during an Outcome Period at a time when the Underlying Fund’s share price has decreased from its price at the beginning of the Outcome Period, the Fund may require a larger increase in the Underlying Fund’s share price before it reaches the Approximate Cap.
Fund and Underlying Fund Performance
If there are any inflows, or creation transactions, for the Fund during an Outcome Period, the Fund will typically buy Underlying Fund shares and futures on the Underlying Fund’s Index and seek to enter into the combination of options transactions described above. This will occur even in circumstances where the Fund would receive a negligible premium for selling an out-of-the-money call, which may give up more sizable returns to the extent that the option later becomes in the money.
Because the Fund uses distributions from the Underlying Fund to purchase the downside protection, the Fund’s performance is likely to be less than the Underlying Fund’s performance when (1) distributions are considered and (2) the Underlying Fund’s performance is positive. The Fund may also underperform the Underlying Fund if the returns of the Underlying Fund exceed the Approximate Cap net of the distributions.
The Fund’s market value and NAV may not correlate with the Underlying Fund and the Underlying Fund’s Index. In periods of extreme market volatility, the Fund’s return may be subject to an upside limit significantly below the Approximate Cap and to significantly less downside protection than the Approximate Buffer. Investors may lose their entire investment, and an investment in the Fund is appropriate only for investors willing to bear those losses.
In order to obtain economic exposure to the Underlying Fund, in lieu of purchasing Underlying Fund shares and futures on the Underlying Fund’s Index for an Outcome Period, the Fund may instead do one or more of the following, among other things:
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purchase call options with a strike price that is very low (approximately 1% or less) relative to the Underlying Fund’s share price on the day of purchase (a “zero strike call”);
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purchase one or more other ETFs that seek to track the Underlying Fund’s Index;
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purchase equity securities (e.g., component securities of the Underlying Fund or the Underlying Fund’s Index) in seeking to track the share price return of the Underlying Fund; or
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invest in U.S. Treasuries, money market funds and/or other cash equivalents and purchase or sell a combination of call and put options that seek to synthesize the economic characteristics of the Underlying Fund.
If the Fund invests in equity securities (other than the Underlying Fund), the Fund’s equity security investments will be primarily in common stocks of companies held by the Underlying Fund that BFA believes will provide a risk/return profile similar to that of the Underlying Fund.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities or other instruments that provide exposure to securities of large-capitalization companies or that provide for the Approximate Cap or the Approximate Buffer with respect to securities of large-capitalization companies. For purposes of the Fund’s 80% policy, “large-capitalization companies” are those within the range of capitalization of the Underlying Fund’s Index.
Summary of Principal Risks
The Fund has characteristics unlike those of many traditional products and may not be appropriate for all investors. As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Approximate Buffer Risk. There can be no guarantee that the Fund will be successful in its strategy to provide downside protection against Underlying Fund losses. The Fund does not provide principal protection or non-principal protection, and, despite the Approximate Buffer, an investor may experience significant losses on their investment, including the loss of their entire investment. If an investor purchases Fund shares after an Outcome Period begins or sells Fund shares prior to the end of an Outcome Period, the Approximate Buffer that the Fund seeks to provide may not be available. In periods of extreme market volatility, the Fund’s return may be subject to significantly less downside protection than the Approximate Buffer.
Approximate Cap Risk. The Fund’s strategy seeks to provide returns that are subject to an Approximate Cap, whose level depends on prevailing market conditions (e.g., volatility, interest rates, dividends, and other factors) at the time that the Approximate Cap is set. The Approximate Cap may rise or fall from one Outcome Period to the next, sometimes to a significant extent, and is unlikely to remain the same for consecutive Outcome Periods. If the Underlying Fund experiences gains in excess of the Approximate Cap for an Outcome Period, the Fund will not participate in any gains beyond the Approximate Cap and will underperform the Underlying Fund. In periods of extreme market volatility, the Fund’s return may be significantly below the Approximate Cap.
Options Risk. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other reference asset related to the option decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). When the Fund sells an option, it may experience a substantial loss if the price of the underlying security or other reference asset increased to a level significantly above the exercise price (in the case of a call option) or decreased to a level significantly below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
FLEX Options Risk. FLEX Options are subject to the risk that they may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, terminating FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for FLEX Options, the liquidation of a large number of options may significantly impact the price of the options and may adversely impact the value of an investment in the Fund. There is also a risk that the Fund will be unable to maintain the proportional relationship based on the number of exchange-traded options in the Fund’s portfolio or that adverse tax law changes will negatively impact the treatment of FLEX Options. Additionally, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of Fund shares, the Fund’s NAV and the share price of the Fund could be negatively impacted.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, an index, or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk.  An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options and futures, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for FLEX Options or futures may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the Underlying Fund, the Fund's or the Underlying Fund’s clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Counterparty Risk. Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty. The OCC acts as guarantor and central counterparty with respect to the options held by the Fund. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its clearing and settlement obligations, the Fund could suffer significant losses.
Derivatives Risk. The Fund’s use of derivatives (e.g., futures, forwards, swaps, options) may be riskier than other types of investments and may not have the intended effect on the Fund’s performance. Derivatives can be sensitive to changes in economic and market conditions, and they may increase the Fund’s volatility. The Fund also may experience reduced returns as a result of transaction costs and losses on derivatives positions. There is the risk of imperfect correlation between the value of a derivative and that of the asset underlying the derivative. Derivatives may create investment leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk of mispricing or improper valuation, particularly if there is not a liquid secondary market for the instrument. Certain derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives also exposes the Fund to additional operational and legal risks.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Futures Contract Risk. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Swaps or other derivatives on futures contracts also may be adversely impacted by these risks. The primary risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and that of the underlying asset; (ii) resale restrictions or the lack of a liquid secondary market and the resulting inability to close a futures contract when desired; (iii) losses from unanticipated market movements, which are potentially unlimited; (iv) BFA’s inability to predict correctly the direction of the prices of futures contracts and other financial and economic factors; (v) a counterparty’s default in the performance of its obligations; (vi) the obligation to make daily cash payments to maintain the required margin for the futures contract; and (vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund.
As futures contracts approach expiration, they may be “rolled” (i.e., replaced by similar contracts with a later expiration to maintain exposure to the underlying asset), which involves additional risks. In certain market conditions, the sale price of a near-term month contract can be lower than the purchase price of a longer-term contract, resulting in a cost to “roll” the futures contract.
Investment in Underlying Fund Risk. The Fund invests in the Underlying Fund, so the Fund’s investment performance and risks are likely to be directly related to those of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other assets that the Fund holds. The shares of the Underlying Fund may trade at a premium or discount to the Underlying Fund’s NAV. Investors in the Fund will indirectly bear the expenses charged by the Underlying Fund, and an investment in the Fund may entail more expenses than a direct investment in the Underlying Fund.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques, models and/or risk analyses applied by BFA will not produce the desired results. The securities or other assets selected by BFA may result in returns that are inconsistent with the Fund’s investment objective, and the Fund may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may adversely affect the ability of the Fund to achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund's performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.
Operational and Technology Risks. The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.
Outcome Period Risk. The Approximate Buffer and Approximate Cap for an Outcome Period apply to Fund shares held over the entire Outcome Period. If an investor purchases Fund shares after an Outcome Period begins or sells Fund shares prior to the end of an Outcome Period, the returns realized by the investor will not match those that the Fund seeks to provide.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund’s performance near its inception date may not represent how the Fund will perform in the future or with a larger asset base. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gains that it distributes to shareholders, provided that it satisfies certain requirements of the Internal Revenue Code. However, the federal income tax treatment of certain aspects of the Fund’s operations are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code.
To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service (“IRS”) guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon the language in the legislative history, the Fund intends to treat the reference asset (i.e., the Underlying Fund) as the issuer of the options. Assuming the reference asset qualifies as a RIC, the Fund could count the options as automatically diversified investments under the RIC diversification requirements. The Fund intends to treat any income it may derive from the options as “qualifying income” under the provisions of the Internal Revenue Code applicable to RICs. If the income is not qualifying income or the issuer of the options is not appropriately the reference asset, the Fund may not qualify, or may be disqualified, as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.
Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources, supply chains and personnel. These companies typically face intense competition, potentially rapid product obsolescence and changes in product cycles and customer preferences. They may face unexpected risks and costs associated with technological developments, such as artificial intelligence and machine learning. Technology companies also depend heavily on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Technology companies may face increased government scrutiny and may be subject to adverse government or legal action.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
As of the date of the Prospectus, the Fund has not commenced operations and therefore has no performance information to report.
Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Erin Armstrong and Orlando Montalvo (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Armstrong and Mr. Montalvo have been Portfolio Managers of the Fund since inception (2025).
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-09729
IS-SP-STEN-1025